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                                 HIGHMARK FUNDS

                               MONEY MARKET FUNDS

                        Supplement dated March 20, 2002
              To Retail Shares Prospectus dated November 30, 2001

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

I. For the U.S. Treasury Money Market Fund under the heading "Fees and Expenses" on page 4 of the Prospectus, the footnote "+" is deleted in its entirety and replaced with the following:

    + The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Class A Shares from exceeding 0.79% for the period beginning November 30, 2001 and ending on November 29, 2002. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

     Class A Shares:     0.77%

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
HMK-SK-006-01